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Exhibit 10.12

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE TRANSFERRED, RESOLD, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                             TELENETICS CORPORATION

         7% Subordinated Unsecured Promissory Note due January 15, 2004

$148,200                                                 Lake Forest, California
                                                                   July 15, 2002

         FOR VALUE RECEIVED, the undersigned, Telenetics Corporation, a California corporation (the "Company"), hereby promises to pay to Terry S. Parker, or registered assigns, the principal sum of One Hundred Forty-Eight Thousand Dollars ($148,200), with interest on the unpaid principal amount hereof computed on the basis of the actual number of days elapsed, at the interest rate and on the payment dates described below.

         1. PAYMENTS. Principal and accrued interest on this note ("Note") shall be payable in eighteen (18) monthly installments commencing on August 15, 2002 and continuing on the fifteenth (15th) day of each month thereafter, with each of the first seventeen (17) monthly payments to represent at least Seven Thousand Eight Hundred Dollars ($7,800) in principal amount plus accrued interest for the previous month ("Minimum Monthly Installment"), and the final payment to be in the amount of the unpaid principal balance plus all accrued and unpaid interest and any other amounts then payable under this Note ("Final Payment"). All payments of principal of and interest on this Note shall be mailed to an address that the holder, at least five (5) business days prior to a payment due date, designates in writing to the Company, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments shall be applied first against accrued interest and then against outstanding principal and any other amounts payable under this Note. Interest on the unpaid principal portion of this Note will accrue at a rate of Seven Percent (7%) per annum and is payable monthly in arrears; PROVIDED, HOWEVER, that if a Minimum Monthly Installment for any month ("Month") is not paid by its due date, then interest on the unpaid principal portion of this Note will accrue at a rate of Ten Percent (10%) per annum until such Minimum Monthly Installment is paid. If at any time three such Minimum Monthly Installments shall be due and unpaid, then this Note shall immediately become due.

         2. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following respective meanings:

                  "INSOLVENCY OR LIQUIDATION PROCEEDING" shall mean (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution, reorganization or winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company.


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                  "REORGANIZATION SECURITIES" shall mean shares of stock of the
Company, or its successor, as reorganized, or other securities of the Company or any other person provided for by a plan of reorganization, the payment of which is subordinated, at least to the same extent as this Note, to the payment of all Senior Indebtedness which may at the time be outstanding and the principal of which is due no earlier than the principal of this Note, provided that the rights of the holders of the Senior Indebtedness are not impaired thereby or such holders as a class shall have approved such plan of reorganization.

                  "REPRESENTATIVE" shall mean the trustee, agent or other representative for holders of all or any of the Senior Indebtedness, if any, designated in the indenture, agreement or other document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise duly designated by the holders of such Senior Indebtedness.

                  "SENIOR INDEBTEDNESS" shall mean the principal of and unpaid interest on all indebtedness of the Company regardless of whether incurred on, before or after the date of this Note (i) for money borrowed from any bank, savings and loan or other financial institution; (ii) for money borrowed from any institutional investor which lends money to the Company in a transaction involving the Company's investment bankers, (iii) for money borrowed in a transaction in which the debt is secured by the Company's assets and (iv) in connection with any renewals or extensions of any indebtedness described in (i) through (iii) above; PROVIDED, HOWEVER, that the term shall not include (a) any lease financing arrangement involving the Company and (b) indebtedness which by the terms of the instrument creating or evidencing it is subordinated to or on a parity with this Note.

     3. SUBORDINATION.

         3.1 SUBORDINATED NOTES SUBORDINATE TO SENIOR INDEBTEDNESS. The provisions of this Section 3 apply notwithstanding anything to the contrary contained in this Note. The Company covenants and agrees, and the holder of this Note, by such holder's acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section 3, the indebtedness represented by this Note and the payment of the principal of and interest on this Note are hereby expressly made subordinate and subject in right of the prior payment in full of all Senior Indebtedness. This Section 3 constitutes a continuing offer to all persons who become holders of, or continue to hold, Senior Indebtedness, each of whom is an obligee hereunder and is entitled to enforce such holder's rights hereunder, subject to the provisions hereof, without any act or notice of acceptance hereof or reliance hereon.

         3.2 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) In the event of any Insolvency or Liquidation Proceeding, all Senior Indebtedness shall first be paid in full before the holder of this
Note is entitled to receive any direct or indirect payment or distribution of any cash, property or securities (excluding Reorganization Securities) on account of the principal of or interest on this Note.

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                  (b) The holders of Senior Indebtedness (or their respective
Representatives) shall be entitled to receive directly, for application to the payment thereof (to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any substantially concurrent payment or distribution to the holders of such Senior Indebtedness), any payment or distribution of any kind or character, whether in cash, property or securities (excluding Reorganization Securities but including any payment or distribution, except Reorganization Securities, which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Note) which may be payable or deliverable in respect of this
Note in any such Insolvency or Liquidation Proceeding.

                  (c) In the event that, notwithstanding the foregoing provisions of this Section 3.2, the holder of this Note shall have received any payment from or distribution of assets of the Company in an Insolvency or Liquidation Proceeding or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of this Note whether in cash, property or securities (excluding Reorganization Securities but including any payment or distribution, except Reorganization Securities, which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this
Note) before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid (or their respective Representatives), to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any substantially concurrent payment or distribution to the holders of such Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

         3.3 DEFAULT ON SENIOR INDEBTEDNESS.

                  (a) If there exists a default in the payment when due (whether at maturity or upon acceleration or mandatory repayment, or on any principal installment payment date or interest payment date, or otherwise) of any Senior Indebtedness (a "Payment Default") and such default shall not have been cured or waived in writing by or on behalf of the requisite percentage of the holders of such Senior Indebtedness (or their Representative, if any), then any payment on account of principal of or interest on this Note which the holder of this Note would then be entitled to receive, but for the provisions of this paragraph 3.3(a), shall instead be paid over to the holders of such Senior Indebtedness (or their Representative, if any) until all amounts of Senior Indebtedness then due and payable have been paid in full, prior to any direct or indirect payment by or on behalf of the Company to the holder of any principal of or interest on this Note.

                  (b) The Company may not, directly or indirectly, make, and the holder of this Note may not ask, demand, take or receive from or on behalf of the Company, any payment on account of the principal of or interest on this Note during the period (a "Deferral Period") from the date the Company and/or the holder of this Note receive from a holder of Senior Indebtedness a notice (a "Deferral Notice") of:

                           (i) the existence of a Payment Default; or

                           (ii) the existence of any event of default (other
than a Payment Default) under any agreement or instrument pursuant to which any Senior Indebtedness is issued, in each instance as now in effect or as hereafter from time to time modified or amended, without the necessity of any consent by or notice to the holder of this Note (a "Specified Covenant Default");

                                      -3-

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until the earlier of (i) the date such Payment Default or Specified Covenant
Default is cured, waived in writing or otherwise ceases to exist and (ii) the 180th day after receipt by the Company and/or by the holder of this Note of such Deferral Notice; PROVIDED, HOWEVER, that (x) only one Deferral Notice relating to the same Payment Default or Specified Covenant Default may be given, (y) no subsequent Deferral Notice may be given with respect to any Payment Default or Specified Covenant Default existing at the time an effective Deferral Notice is given and (z) if any such Deferral Notice has been given, no subsequent Deferral Notice with respect to any number of different Payment Defaults or Specified Covenant Defaults shall be effective until the later of (1) the date such subsequent Deferral Notice is received by the Company and the holder of this Note and (2) the 365th day after receipt of the then most recent prior effective Deferral Notice. So long as any Senior Indebtedness is outstanding, the holder of this Note shall give the holders of the Senior Indebtedness five (5) business days' prior written notice of any proposed demand for payment or institution of proceedings with respect to this Note (which notice may be given during a Deferral Period provided that the proposed demand for payment is not to be made or the proposed proceedings are not to be instituted until the expiration of such Deferral Period).

                  (c) Upon termination of any Deferral Period, the Company shall resume payments on account of the principal of and interest on this Note subject to the obligation of the Company and the holder of this Note to pay over to the holders of Senior Indebtedness amounts otherwise payable on account of the principal of and interest on this Note pursuant to the provisions of, and in the circumstances specified in, this Section 3.

                  (d) During the first one hundred twenty (120) days of any Deferral Period, payment on account of this Note may not be accelerated unless a voluntary Insolvency or Liquidation Proceeding shall be instituted by the Company or an involuntary Insolvency or Liquidation Proceeding shall be instituted against the Company and remain undismissed for a period of sixty (60) days. So long as any Senior Indebtedness is outstanding, the holder of this Note shall give the holders of the Senior Indebtedness five (5) business days' prior written notice of any proposed acceleration with respect to this Note (which notice may be given during a Deferral Period provided that the proposed acceleration is not to be effective until the expiration of such Deferral Period).

                  (e) In the event that, notwithstanding the foregoing provisions of this Section 3.3, any payment shall be made by or on behalf of the Company and received by the holder of this Note at a time after the giving of a Deferral Notice and during a Deferral Period, then such payment shall be held in trust for the benefit of and shall be immediately paid over to the holders of Senior Indebtedness remaining unpaid or their respective Representatives, for application to the payment in full of all Senior Indebtedness in accordance with its terms (after giving effect to any prior or substantially concurrent payment to the holders of such Senior Indebtedness).

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         3.4 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. After all
amounts payable under or in respect of Senior Indebtedness are paid in full, the holder of this Note shall be subrogated to the extent of the payments or distributions made to the holders of, or otherwise applied to payment of, such Senior Indebtedness pursuant to the provisions of this Section 3 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as this Note is so subordinate and subject in right of payment and which is entitled to like rights of subrogation), to the rights of the holders of such Senior Indebtedness (or their respective Representatives) to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness (or their respective Representatives) of any cash, property or securities to which the holder of this Note would be entitled except for the provisions of this Section 3, and no payments over pursuant to the provisions of this Section 3 to the holders of Senior Indebtedness (or their respective Representatives) by the Company or the holder of this Note shall, as among the Company and its creditors (other than holders of Senior Indebtedness and the holder of this Note), be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Section 3 are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand and the holder of this Note on the other hand.

                  If any payment or distribution to which the holder of this Note would otherwise have been entitled but for the provisions of this Section 3 shall have been applied, pursuant to the provisions of this Section 3, to the payment of all amounts payable under the Senior Indebtedness, then and in such case, the holder of this Note shall be entitled to receive (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as this Note is subordinate and subject in right of payment and which is entitled to like rights) from the holders of such Senior Indebtedness (or their respective Representatives) any substantially contemporaneous payments or distributions received by such holders of Senior Indebtedness (or their respective Representatives) in excess of the amount sufficient to pay in full all obligations payable under or in respect of such Senior Indebtedness.

         3.5 RIGHTS OF HOLDERS NOT TO BE IMPAIRED. Nothing contained in this
Section 3 or elsewhere in this Note is intended to or shall:

                  (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with their terms; or

                  (b) affect the relative rights against the Company of the holder of this Note and creditors of the Company other than the holders of Senior Indebtedness; or

                  (c) prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default subject to the rights, if any, under this Section 3 of the holders of Senior Indebtedness to receive payments or distributions otherwise payable or deliverable to, or received by, such holder upon the exercise of any such remedy and subject to the restriction on acceleration set forth in paragraph 3.3(d).

                                      -5-

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         3.6 EFFECTUATION OF SUBORDINATION. If the holder of this Note does not file a proper claim or proof of debt in the form required in any Insolvency or Liquidation Proceeding prior to 30 days before the expiration of the time to file such claims or proofs, then the holders of the Senior Indebtedness, or their Representatives, are hereby authorized, and shall have the right (without any duty), to file an appropriate claim for and on behalf of such holder.

         3.7 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness, or Representative thereof, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder or Representative thereof, or by any noncompliance by the Company with the terms, provisions and covenants of this Note regardless of any knowledge thereof which any such holder or Representative thereof may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness (or their Representatives, if applicable) may, at any time and from time to time, without the consent of or notice to the holder of this Note, without incurring responsibility to the holder of this Note and without impairing or releasing the subordination and other benefits provided in this Section 3 or the obligations hereunder of the holder of this Note to the holders of Senior Indebtedness, do any one or more of the following all without notice to the holder of this Note and even if any right of reimbursement or subrogation or other right or remedy of the holder of this Note is affected, impaired or extinguished thereby:

                  (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend or alter, the terms of any Senior Indebtedness, any security therefor or guaranty thereof or any liability of the Company or any guarantor to such holder, or any liability incurred directly or indirectly in respect thereof, or otherwise amend, renew, exchange, modify or supplement in any manner Senior Indebtedness or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Indebtedness is outstanding;

                  (b) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and any order any property pledged, mortgaged or otherwise securing Senior Indebtedness or any liability of the Company or any guarantor to such holder, or any liability incurred directly or indirectly in respect thereof;

                  (c) settle or compromise any Senior Indebtedness or any other liability of the Company or any guarantor of the Senior Indebtedness to such holder or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Indebtedness) in any manner or order; and

                  (d) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any guarantor or any other person, elect any remedy and otherwise deal freely with the Company and any security and any guarantor of the Senior Indebtedness or any liability of the Company or any guarantor to such holder or any liability incurred directly or indirectly in respect thereof.

                                      -6-

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         3.8 RELIANCE ON COURT ORDERS; EVIDENCE OF STATUS. Upon any payment or distribution of assets of the Company referred to in Section 3.2, the holder of this Note shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution delivered to the holder of this Note for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 3.

         In the absence of any such receiver, trustee in bankruptcy, liquidating trustee, agent or other person, the holder of this Note shall be entitled to rely upon a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Representative on behalf of such holder) as evidence that such person is a holder of Senior Indebtedness (or is such a Representative) for any relevant purpose. In the event that any holder determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness (or such a Representative), as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 3, such holder may request such person to furnish evidence to the reasonable satisfaction of such holder as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Section 3, and if such evidence is not furnished such holder may defer (without liability to any holder of Senior Indebtedness or any Representative of such holder) any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as such holder shall be otherwise satisfied as to the right of such person to receive such payment.

         3.9 NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of the principal of or interest on this Note by reason of any provision of this Section 3 shall not be construed as preventing the occurrence of a default or an Event of Default under this Note. Except as expressly provided in paragraph 3.3(d), nothing in this Section 3 shall affect the rights of the holder of this Note to accelerate the maturity of this Note in accordance with its terms.

         3.10 AMENDMENTS. Without the prior written consent of the holders of the Senior Indebtedness, the Company and the holder of this Note shall not (i) amend, supplement or otherwise modify any provision of this Section 3, (ii) accelerate the payment of the principal of or interest on this Note or (iii) if such amendment would have a material adverse effect on the holders of the Senior Indebtedness, amend, supplement or otherwise modify any other provision of this Note.

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     4. DEFAULT.

         4.1 EVENTS OF DEFAULT. If any of the following events (herein called "Events of Default") shall occur:

                  (a) the Company shall fail to make the Final Payment on or prior to January 15, 2004;

                  (b) the Company shall breach or default in the performance of any covenant or warranty of the Company in this Note, and continuance of such breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the holder of this Note, a written notice specifying such breach or default and requiring it to be remedied;

                  (c) the Company shall default (as principal or guarantor or other surety) either in the payment of the principal of, or premium, if any, or interest on any indebtedness for borrowed money other than this Note or any similarly subordinated notes) or with respect to any of the provisions of any evidence of indebtedness for borrowed money (other than this Note or any similarly subordinated notes) or which represents a purchase money obligation, which indebtedness shall be in an amount equal to or greater than $250,000, or any agreement relating to either thereof, and the effect of such default is to accelerate the maturity of such indebtedness or the holder thereof shall cause such indebtedness to become due prior to the stated maturity thereof, or the Company shall not pay such indebtedness at maturity;

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing;

then and in any such event the holder of this Note may at any time (unless all defaults theretofore or thereupon shall have been remedied) at its option, by written notice to the Company, declare this Note to be due and payable, whereupon the same shall forthwith mature and become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

                                      -8-

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         4.2 REMEDIES ON AND NOTICES OF DEFAULT. Subject to the provisions of
Section 3, in case any one or more Events of Default shall occur, the holder of this Note may proceed to protect and enforce the rights of such holder by a suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms or provisions hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. In case of a default under this Note, the Company will pay to the holder of this Note such further amount as shall be sufficient to cover the reasonable cost and expense of enforcement, including, without limitation, reasonable attorneys' fees. If the holder of this Note shall give any notice or take any other action in respect of a claimed default, the Company shall forthwith give written notice thereof to all other holders of similarly subordinated notes at the time outstanding, describing the notice or action and the nature of the claimed default. No course of dealing and no delay on the part of any holder of this Note in exercising any right shall operate as a waiver thereof or otherwise prejudice such holder's rights or the rights of the holder of any similarly subordinated notes. No remedy conferred by this Note upon the holder shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     5. COVENANTS.

                  (a) The Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note. There shall be no prepayment penalty on this Note.

                  (b) During the period that this Note remains outstanding the Company shall not pay or set aside any amounts as dividends on its Common Stock, or redeem or repurchase any of its Common Stock, or effect any recapitalization which results in any payment of cash, notes or other debt instruments for the Company's Common Stock.

                  (c) The Company (or any successor by merger, consolidation or otherwise) will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the holder of this Note.

     6. MISCELLANEOUS.

                  (a) This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to choice of law principles. If any one or more of the provisions contained in this Note shall for any reason be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the parties agree that such court may modify such provision to the extent necessary to make it valid, legal and enforceable. In any event, such provision shall be separable and shall not limit or affect the validity, legality or enforceability of any other provision hereunder.

                  (b) If this Note is collected by law or through an attorney for collection or enforcement, the holder hereof shall be entitled to collect reasonable attorneys' fees and all costs of collection from the Company. The Company hereby waives presentment for payment, notice of nonpayment, protest and notice of protest.

                  (c) Unless otherwise specifically stated herein, all notices, demands, payments or other communications to be given or delivered pursuant to this Note shall be in writing and shall be given to the Company at its principal executive offices and to the holder of this Note at the holder's last known address as shown in the records of the Company.

                  (d) The terms of this Note shall bind the Company and the holder of this Note and their respective successors and assigns.

         IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

                                                   TELENETICS CORPORATION

                                                   By: /s/ David L. Stone
                                                       -------------------------
                                                       David L. Stone, President

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